Exhibit 10.45

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT AGREEMENT – AMENDMENT NO.4

TO THE PRODUCT AGREEMENT DATED JULY 28, 2017

THIS FOURTH AMENDMENT AGREEMENT is dated November 17, 2021 (the “Fourth Amendment Effective Date”)

PARTIES

1.	PATHEON UK LIMITED (Registration No. 3764421) incorporated and registered in England whose registered office is at Kingfisher Drive, Covingham, Swindon, Wiltshire, SN3 5BZ, England (“Patheon”); and
2.	PARATEK PHARMACEUTICALS, INC. a corporation existing under the laws of Delaware, whose registered office is at 75 Park Plaza, Boston, MA 02116, USA (“Client”).

RECITALS

A.

The Parties entered in to a Product Agreement dated July 28, 2017, as previously amended by Amendment No. 1 dated as of January 1, 2019, Amendment No. 2 dated as of June 1, 2019 and Amendment No. 3 dated July 1, 2020 (the “Product Agreement”) issued under the Master Manufacturing Services Agreement dated July 28, 2017, as amended by the First Amendment dated June 1, 2019 and the Second Amendment dated December 18, 2020 (the “Master Agreement”), (collectively the “Agreement”).

IT IS AGREED as follows:

1.	Definitions
1.1.	Defined terms in this Fourth Amendment Agreement shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.
1.2.	The Parties have agreed to amend the terms of the Product Agreement to modify the Minimum Conversion Revenue Requirement for Years 2022 and 2023.
2.	Amendments

119847174_3

2.1.	The Parties agree that, as of the Fourth Amendment Effective Date, the Product Agreement is amended as set forth in this Section 2.
2.2.	[***]
2.3.

The [***] pricing tables in Schedule B of the Product Agreement shall be deleted and replaced with the pricing tables set forth in Annex 1 to this Fourth Amendment Agreement and shall apply to Product delivered on or after 01 January 2022. This includes any Firm Orders accepted by Patheon prior to 01 January 2022 where the actual Delivery Date is on or after 01 January 2022. For the avoidance of doubt, the remainder of the terms set forth in Schedule B of the Product Agreement shall remain in full force and effect.

2.4.	The following is added to section 13 of the Product Agreement:

[***]

2.5.	All terms within the Agreement not specifically amended by this Fourth Amendment Agreement shall remain unchanged.
3.	Integration
3.1.

Except for the sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Fourth Amendment Agreement shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Fourth Amendment Agreement.

4.	Governing Law and Jurisdiction
4.1.

This Fourth Amendment Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws that govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Fourth Amendment Agreement as of the Fourth Amendment Effective Date.

119847174_3

SIGNED for and on behalf of		SIGNED for and on behalf of
PATHEON UK LIMITED		PARATEK PHARMACEUTICALS, INC.
Signature:	/s/ Mark Newton	Signature:	/s/ Jason Burdette
Title:	Director GCS	Title:	SVP, Technical Operations
Print Name:	Mark Newton	Print Name:	Jason Burdette
Date:	22 November 2021 8:40 EST	Date:	22 November 2021 8:37 EST

119847174_3

Annex 1

SCHEDULE B

[***]

[***]	[***]	[***]	[***]	[***]
			[***]	[***]
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]

[***]

[***]

[***]

[***]	[***]	[***]	[***]	[***]
			[***]	[***]
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]

[***]

[***]

[***]

[***]	[***]	[***]	[***]	[***]
			[***]	[***]

119847174_3

[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]

[***]

[***]

119847174_3